SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 27, 1999



                              E-TEK Dynamics, Inc.
               (Exact name of registrant as specified in charter)



       DELAWARE               000-25103                   59-2337308
    (State or other
    jurisdiction of        (Commission File             (IRS Employer
    incorporation)             Number)                Identification No.)



                     1865 LUNDY AVENUE, SAN JOSE, CALIFORNIA
                    (Address of principal executive offices)

                                      95131
                                    (Zip Code)

       Registrant's telephone number, including area code: (408) 546-5000

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ITEM 5.    OTHER EVENTS

      On May 26, 1999,  E-TEK  Dynamics,  Inc.  (the  "Registrant")  announced a
definitive  agreement  to  acquire  ElectroPhotonics   Corporation,  an  Ontario
corporation ("EPC") for an aggregate purchase price of approximately $40 million
 . A copy of the press release issued by the Registrant on May 26, 1999 concerning the foregoing transaction is filed herewith as Exhibit 25, and is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
           AND EXHIBITS

      (a) Exhibits.


Exhibit
Number                          Document
-------  --------------------------------------------------------

25 Press Release of Registrant, dated May 26, 1999, announcing Registrant's agreement to acquire EPC




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    E-TEK DYNAMICS, INC.

Dated: May 27, 1999
                                    By: /s/ Sanjay Subhedar
                                       ---------------------
                                       Sanjay Subhedar
                                       Senior Vice President, Operations,
                                       Chief Financial Officer and Secretary



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